EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this amendment No. 1 to the annual report on Form 10-K/A of Hartman Short Term Income Properties XX, Inc. (the “Company”) for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and President of the Company and the Chief Financial Officer and Treasurer, certify, to their knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2021
/s/ Allen R. Hartman
Allen R. Hartman
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Date: May 17, 2021
/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)